Exhibit 21.1

E*TRADE Financial Corporation

Subsidiaries of Registrant

BRE Holdings, LLC (California)	E*TRADE Financial Corporation Capital Trust VII (Delaware)
BrownCo, LLC (Delaware)	E*TRADE Financial Corporation Capital Trust VIII (Delaware)
BWL Aviation, LLC (Delaware)	E*TRADE Financial Corporation Capital Trust IX (Delaware)
Canopy Acquisition Corp. (Delaware)	E*TRADE Financial Corporation Capital Trust X (Delaware)
Capitol View, LLC (Delaware)	E*TRADE Futures LLC (Delaware)
ClearStation, Inc. (California)	E*TRADE Global Asset Management, Inc. (Delaware)
Confluent, Inc. (California)	E*TRADE Global Services Limited (United Kingdom)
Converging Arrows, Inc. (Delaware)	E*TRADE Information Services, LLC (Delaware)
Converging Arrows, Inc. (Nevada)	E*TRADE Institutional Holdings, Inc. (Delaware)
E TRADE Nordic AB (Sweden)	E*TRADE Insurance Services, Inc. (California)
E TRADE Sverige AB (Sweden)	E*TRADE International Equipment Management Corporation (Delaware)
E TRADE Systems India Private Limited (India)	E*TRADE Mauritius Limited (Mauritius)
E*TRADE Access, Inc. (Oregon)	E*TRADE Mortgage Backed Securities Corporation (Delaware)
E*TRADE Advisory Services, Inc. (Delaware)	E*TRADE Mortgage Corporation (Virginia)
E*TRADE Archipelago Holdings, LLC (Delaware)	E*TRADE Network Services International (Canada)
E*TRADE Asia Ltd. (Bermuda)	E*TRADE National Holdings, Inc. (Delaware)
E*TRADE Asset Management, Inc. (Delaware)	E-TRADE Nominees (Pty) Limited (South Africa)
E*TRADE Bank (Federal Charter)	E*TRADE Online Ventures, Inc. (California)
E*TRADE Bank A/S (Denmark)	E*TRADE Re, LLC (South Carolina)
E*TRADE BBH, Inc. (Delaware)	E*TRADE Savings Bank (Federal Charter)
E*TRADE Benelux SA (Belgium)	E*TRADE Securities Corporation (Philippines)
E*TRADE Brokerage Holdings, Inc. (Delaware)	E*TRADE Securities Limited (United Kingdom)
E*TRADE Brokerage Services, Inc. (Delaware)	E*TRADE Securities LLC (Delaware)
E*TRADE Canada Securities Corporation (Canada)	E*TRADE Settlement Services, Inc. (Virginia)
E*TRADE Capital, Inc. (California)	E-TRADE South Africa (Pty) Limited (South Africa)
E*TRADE Capital Management, LLC (Delaware)	E*TRADE Technologies Corporation (Canada)
E*TRADE Capital Markets, LLC (Illinois)	E*TRADE Technologies Group, LLC (Delaware)
E*TRADE Clearing LLC (Delaware)	E*TRADE Technologies Holding Limited (British Virgin Islands)
E*TRADE Community Development Corporation (Delaware)	E*TRADE UK (Holdings) Limited (United Kingdom)
E*TRADE Disaster Relief Fund (California)	E*TRADE UK Limited (United Kingdom)
E*TRADE Europe Securities Limited (Ireland)	E*TRADE UK Nominees Limited (United Kingdom)
E*TRADE Europe Services Limited (Ireland)	E*TRADE Wealth Management, Inc. (Delaware)
E*TRADE Financial Corporate Services, Inc. (Delaware)	E*TRADE Web Services Limited (Ireland)
E*TRADE Financial Corporation Capital Trust IV (Delaware)	E*TRADE Wholesale Lending Corp. (Delaware)
E*TRADE Financial Corporation Capital Trust V (Delaware)	EGI Canada Corporation (Canada)
E*TRADE Financial Corporation Capital Trust VI (Delaware)	Electronic Share Information Limited (United Kingdom)

ETB Capital Trust XII (Delaware)	HR Holdings (Delaware), Inc. (Delaware)
ETB Capital Trust XIII (Delaware)	ETB Holdings, Inc. (Delaware)
ETB Capital Trust XV (Delaware)	ETB Holdings, Inc. Capital Trust XIV (Delaware)
ETB Capital Trust XVI (Delaware)	ETB Holdings, Inc. Capital Trust XVII (Delaware)
ETB Holdings, Inc. Capital Trust XIX (Delaware)	ETB Holdings, Inc. Capital Trust XVIII (Delaware)
ETB Holdings, Inc. Capital Trust XX (Delaware)	Kobren Insight Management, Inc. (Massachusetts)
ETB Holdings, Inc. Capital Trust XXI (Delaware)	LendingLink, LLC (Pennsylvania)
ETB Holdings, Inc. Capital Trust XXII (Delaware)	RAA Wealth Management, Inc. (Delaware)
ETB Holdings, Inc. Capital Trust XXIII (Delaware)	SV International S.A. (France)
ETB Holdings, Inc. Capital Trust XXIV (Delaware)	TIR (Australia) Services Pty Limited (Australia)
ETB Holdings, Inc. Capital Trust XXV (Delaware)	TIR (Holdings) Limited (Cayman Islands)
ETB Holdings, Inc. Capital Trust XXVI (Delaware)	TIR Holdings (Brazil) Limitada (Brazil)
ETB Holdings, Inc. Capital Trust XXVII (Delaware)	TIR Securities (Australia) Pty Limited (Australia)
ETCF Asset Funding Corporation (Nevada)	TK Global Communications GmbH (Germany)
ETFC Capital Trust I (Delaware)	United Medical Bank (Federal Chartered)
ETFC Capital Trust II (Delaware)	U.S. Raptor One, Inc. (Delaware)
ETFC Holdings, Inc. (Delaware)	U.S. Raptor Two, Inc. (Delaware)
ETRADE Asia Services Limited (Hong Kong)	U.S. Raptor Three, Inc. (Delaware)
ETRADE Corporate Services (Hong Kong) Limited (Hong Kong)	VERSUS Brokerage Services (U.S.) Inc. (Canada)
ETRADE Financial Information Services (Asia) Limited (Hong Kong)	W&L Aviation, Inc. (Delaware)
ETRADE Securities (Hong Kong) Limited (Hong Kong)	Web Street Securities, Inc. (Illinois)
ETRADE Securities Limited (Hong Kong)	Web Street, Inc. (Delaware)
Highland Holdings Corporation (Virginia)	Webstreet.com, Inc. (Delaware)
Highland REIT, Inc. (Virginia)	3045175 Nova Scotia Company (Canada)
Howard Capital Management, Inc. (New York)	3744221 Canada Inc. (Canada)